$_________                                                    New York, New York
                                                                   _______, 1998


                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, U.S. AUTOMOTIVE MANUFACTURING, INC., a Delaware Corporation having its principal place of business at 627 Airport Road, Tappahannock, Virginia 22560 (together with its successors and permitted assigns, the "Maker"), hereby promises to pay to the order of ________________, (the "Payee") at_______________ or such other place designated in writing by the holder of this Note, on _____ , 1999 (the "Maturity Date"), unless earlier becoming due by reason of a Default (as defined herein), the principal amount of ____________________Dollars ($_______), together with accrued interest thereon at the rate of ten and one half percent (10.5%) per annum. All payments under this Note shall be made in money of the United States of America that is lawful for the payment of public and private debts at the time such payment is due.

     The principal of, and interest on, this Note may be prepaid, in whole or in part, without premium or penalty. All payments hereunder, including prepayments, shall be applied first to the payment of accrued and unpaid interest to the date on which any such payment is made, then to the unpaid principal balance.

     Notwithstanding anything to the contrary above if any voluntary or involuntary proceeding shall be commenced by or against the Maker under any chapter of the Federal Bankruptcy Code, or other law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors applicable to Maker, and such petition or proceeding is not dismissed within 90 days from the date on which it is filed or instituted which default shall continue unremedied for a period of 15 consecutive days after the receipt by Maker of written notice from the holder of this Note specifying such default in reasonable detail (each a "Default") then, in any such case, the principal amount, together with any accrued and unpaid interest, less any permitted principal amounts previously paid hereunder, shall become immediately due and payable by the Maker.

     This Note shall be binding upon the Maker and its successors and permitted assigns and shall inure to the benefit of the Payee and any of its successors and assigns.

     The Maker hereby agrees that subject to the terms of this Note, its obligations hereunder shall be continuing, absolute and unconditional, and without the benefit of any defense, claim, set-off, recoupment, abatement or other right, existing or future, which the Maker may have against an Payee, or any other entity, and shall remain in full force and effect until all the obligations of the Maker hereunder have been discharged.

     Anything in this Note to the contrary, notwithstanding, the Payee shall not be permitted to charge, take or receive, and the Maker shall not be obligated to pay, interest in excess of the maximum rate from time to time permitted by applicable law.

     If this Note is not paid when due and if it is placed with an attorney for collection, the Maker agrees to pay all costs of collection, including reasonable attorney's fees, which shall be added to the amount due under this Note and recoverable with the amount due under this Note.

     Except as otherwise permitted herein, Maker hereby waives diligence, presentment for payment, demand, protest, notice of protest and additional notice of any kind.

     No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

     This Note may not be modified or discharged orally, but only in writing duly exxecuted by the holder thereof.

     This Note shall be governed in all respects, including validity, interpretation and effect by the laws of the State of [New York.]

     Any notice required or permitted to be given hereunder shall be deemed to have been duly given when received as follows:

     If to the Maker:           U.S. Automotive Manufacturing, Inc.
                                627 Airport Road
                                Tappahannock, VA 22560
                                Attention: Martin Chevalier, President

     With a copy to:            Tenzer Greenblatt LLP.
                                405 Lexington Avenue
                                New York, New York 10174
                                Attention: Russell Bulkeley, Esq.


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


     IN WITNESS WHEREOF, the Maker has caused this Note to be executed as of this day of February, 1998.

                                             U.S. AUTOMOTIVE MANUFACTURING, INC.


                                             By:
                                             Name:
                                                  ------------------------------
                                             Title:

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